                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-41070 on Form S-1 to Form SB-2 of McGlen Internet Group, Inc. of our report, dated April 14, 1999, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to our Firm under the captions "Experts" in such Prospectus.

/s/ Singer Lewak Greenbaum & Goldstein LLP
SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
July 20, 2001